SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                VCA ANTECH, INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                   95-4097995
   (State of incorporation or organization)                  (IRS Employer
                                                          Identification No.)

12401 WEST OLYMPIC BOULEVARD, LOS ANGELES, CALIFORNIA          90064-1022
   (Address of principal executive officer)                    (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) please check the following box. |X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d) please check the following box. |_|

Securities Act registration statement file number to which this form
relates:    33-67128

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:
       -----------------------------------------------------------------
  Title of each class                          Name of each exchange on which
  TO BE SO REGISTERED                          EACH CLASS IS TO BE REGISTERED
  -------------------                          ------------------------------
  Common Stock,                                The Nasdaq National Market*
  par value $0.001 per share


        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                      None

-------
* Application for listing has been made pursuant to the requirements of The Nasdaq National Market

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF SECURITIES TO BE REGISTERED.


        VCA Antech, Inc. hereby incorporates by reference the description of the Common Stock to be registered hereunder set forth under the captions entitled:
"Description of Capital Stock" and "Shares Eligible for Future Sale" in the registrant's prospectus included as Part I of the registration statement on Form S-1, Registration No. 333-67128, originally filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on August 9, 2001, and thereafter amended and supplemented, including amendments or supplements thereto set forth in any form of prospectus filed pursuant to Rule 424(b) under the Securities Act, which prospectus shall be deemed to be incorporated by reference into this Registration Statement.


ITEM 2. EXHIBITS

          EXHIBIT DESCRIPTION

          Amended and Restated Certificate of Incorporation of Registrant (filed as Exhibit 3.2 to Amendment No. 3 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-67128), and incorporated herein by reference)

          Amended and Restated Bylaws of the Registrant (originally filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-67128), and incorporated herein by reference)

          Specimen Certificate for shares of common stock of VCA Antech, Inc. (filed as Exhibit 4.6 to Amendment No. 3 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-67128), and incorporated herein by reference)


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


                                    SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                            VCA ANTECH, INC.


Dated: November 15, 2001                    By:    /s/ Tomas W. Fuller
                                                   --------------------------
                                            Name:  Tomas W. Fuller
                                            Title: Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT DESCRIPTION

Amended and Restated Certificate of Incorporation of Registrant (filed as
Exhibit 3.2 to Amendment No. 3 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-67128), and incorporated herein by reference)

Amended and Restated Bylaws of the Registrant (originally filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-67128), and incorporated herein by reference)

Specimen Certificate for shares of common stock of VCA Antech, Inc. (filed as Exhibit 4.6 to Amendment No. 3 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-67128), and incorporated herein by reference)


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